UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES


                  Investment Company Act file number 811-21549
                                                    -----------

                  First Trust Energy Income and Growth Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                187 Danbury Road
                           Wilton, Connecticut 06897
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------
                      Date of fiscal year end: November 30
                                              -------------
                     Date of reporting period: May 31, 2014
                                              --------------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2014

                                  FIRST TRUST
                                     ENERGY
                               INCOME AND GROWTH
                                      FUND
                                     (FEN)

                                      EIP
                          ENERGY INCOME PARTNERS, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities..........................................  9
Statement of Operations...................................................... 10
Statements of Changes in Net Assets.......................................... 11
Statement of Cash Flows...................................................... 12
Financial Highlights......................................................... 13
Notes to Financial Statements................................................ 14
Additional Information....................................................... 21


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                  MAY 31, 2014

Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Energy Income and Growth Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the six months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 7.62% during the six months ended May 31, 2014. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
"AT A GLANCE"
AS OF MAY 31, 2014 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on NYSE MKT                                              FEN
Common Share Price                                           $35.02
Common Share Net Asset Value ("NAV")                         $36.57
Premium (Discount) to NAV                                     (4.24)%
Net Assets Applicable to Common Shares                 $707,909,680
Current Quarterly Distribution per Common Share (1)         $0.5350
Current Annualized Distribution per Common Share            $2.1400
Current Distribution Rate on Closing Common Share Price (2)    6.11%
Current Distribution Rate on NAV (2)                           5.85%


-------------------------------------------------------------------
                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price           NAV
5/13            $33.30                 $32.26
                 32.14                  32.10
                 33.11                  32.50
                 33.31                  32.43
                 32.00                  31.70
6/13             33.98                  32.96
                 33.27                  32.98
                 34.12                  33.83
                 34.33                  33.48
7/13             33.82                  33.08
                 33.54                  32.66
                 32.90                  32.72
                 31.66                  32.08
                 32.21                  32.37
8/13             32.29                  31.98
                 31.70                  31.65
                 31.19                  31.63
                 31.21                  32.26
9/13             32.25                  32.35
                 32.38                  32.38
                 32.31                  32.36
                 33.00                  32.85
10/13            32.97                  32.95
                 33.25                  32.69
                 32.35                  32.50
                 33.12                  32.81
                 32.42                  32.95
11/13            32.38                  32.92
                 31.31                  32.24
                 31.09                  31.90
                 30.85                  32.59
12/13            32.15                  33.25
                 31.39                  33.13
                 31.44                  32.92
                 32.00                  33.00
                 31.57                  32.80
1/14             32.16                  33.22
                 32.29                  33.51
                 32.65                  33.88
                 32.14                  33.54
2/14             32.17                  33.64
                 32.38                  33.81
                 32.39                  33.71
                 31.84                  33.62
3/14             32.64                  34.07
                 32.69                  34.84
                 32.99                  34.97
                 33.30                  35.51
4/14             32.89                  34.89
                 33.90                  35.71
                 33.90                  35.79
                 34.52                  36.14
                 34.68                  36.37
5/14             35.02                  36.57


---------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------
                                                                             Average Annual Total Return
                                                                           -------------------------------
                                                                                                Inception
                                            6 Months Ended    1 Year Ended    5 Years Ended    (6/24/2004)
                                              5/31/2014        5/31/2014        5/31/2014      to 5/31/2014
FUND PERFORMANCE (3)
NAV                                             14.67%           20.82%          24.17%           14.20%
Market Value                                    11.68%           12.09%          19.39%           13.19%

INDEX PERFORMANCE
S&P 500(R) Index                                 7.62%           20.44%          18.36%            7.61%
Barclays Capital U.S. Credit Index
   of Corporate Bonds                            5.35%            4.29%           8.15%            5.89%
Alerian MLP Total Return Index                  11.62%           18.36%          24.29%           16.90%
Wells Fargo Midstream MLP Total
   Return Index                                 13.69%           22.45%          27.02%           17.94%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                                             % OF TOTAL
INDUSTRY CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Pipelines                                          70.9%
Electric Power                                      7.1
Propane                                             5.7
Coal                                                5.4
Natural Gas Utility                                 4.8
Marine Transportation                               2.9
Gathering & Processing                              1.8
Other                                               1.4
--------------------------------------------------------
                                        Total     100.0%
                                                  ======

--------------------------------------------------------
                                             % OF TOTAL
TOP 10 HOLDINGS                              INVESTMENTS
--------------------------------------------------------
Magellan Midstream Partners, L.P.                   8.4%
Enterprise Products Partners, L.P.                  7.2
Plains All American Pipeline, L.P.                  5.0
Kinder Morgan Management, LLC                       4.3
Alliance Resource Partners, L.P.                    3.7
Energy Transfer Equity, L.P.                        3.6
Enbridge Energy Partners, L.P.                      3.5
Kinder Morgan Energy Partners, L.P.                 3.4
ONEOK Partners, L.P.                                3.2
Williams (The) Cos., Inc.                           2.9
--------------------------------------------------------
                                        Total      45.2%
                                                  ======


(1) Most recent distribution paid or declared through 5/31/2014. Subject to change in the future. The distribution was increased subsequent to 5/31/2014. See Note 10 - Subsequent Events in the Notes to Financial Statements.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014


                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP" or the "Sub-Advisor"), located in Westport, CT, serves as the investment Sub-Advisor to the First Trust Energy Income and Growth Fund ("FEN" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $5.5 billion of assets as of May 31, 2014. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also serves as an advisor to separately managed accounts for individuals and institutions and provides its model portfolio to unified managed accounts and a variable insurance trust. EIP is a registered investment advisor and serves as a Sub-Advisor to three closed-end management investment companies in addition to the Fund and an actively managed exchange-traded fund (ETF).

                           PORTFOLIO MANAGEMENT TEAM

          JAMES J. MURCHIE                              EVA PAO
  FOUNDER AND CEO OF ENERGY INCOME            PRINCIPAL OF ENERGY INCOME
            PARTNERS, LLC                            PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST ENERGY INCOME AND GROWTH FUND

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in cash-generating securities of energy companies, with a focus on investing in publicly-traded MLPs and related public entities in the energy sector, which EIP believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (AMZX and WCHWMIDT together referred to as the "MLP Benchmarks"), the total return for energy-related MLPs over the six months ended May 31, 2014, was 11.62% and 13.69%, respectively. For AMZX, this return reflects a positive 2.95% (5.9% annualized) from distribution payments, while the remaining return is due to share appreciation. For WCHWMIDT, this return reflects a positive 2.75% (5.5% annualized) from distribution payments, while the remaining return is due to share appreciation. These figures are according to data collected from several sources, including the MLP Benchmarks and Bloomberg. While in the short term market share appreciation can be volatile, the Sub-Advisor believes that over the longer term, such share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged 6.6% over the last 10 years. The cash distributions of MLPs increased by about 5.0% over the last 12 months (Source: Alerian Capital Management).

PERFORMANCE ANALYSIS
On a net asset value ("NAV") basis, the Fund provided a total return(1) of 14.67%, including the reinvestment of dividends, for the six months ended May 31, 2014. This compares, according to collected data, to a total return of 7.62% for the S&P 500(R) Index, 5.35% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 11.62% for AMZX, and 13.69% for WCHWMIDT. Unlike the Fund, the indices do not incur fees and expenses. On a market value basis, the Fund had a total return of 11.68%, including the reinvestment of dividends, for the six months ended May 31, 2014. At the end of the period, the Fund was priced at $35.02, while the NAV was $36.57, a discount of 4.24%. On November 30, 2013, the Fund's market price was $32.38, while the NAV was $32.93, a discount of 1.67%.

The Fund increased its dividend twice during the six-month period. The Fund raised the distribution to $0.53 in January 2014 and to $0.535 in April 2014.

(1) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2014

The Fund's NAV total return outperformed the 12.66% average of the MLP Benchmarks. Contributing to this was the non-MLP portion of the portfolio which outperformed the MLP Benchmarks, reversing the relative underperformance of this group in the prior six-month period. The MLP portion of the portfolio also outperformed the index due in part to MLPs with higher than expected earnings and announced acquisition activity. Income was enhanced by writing covered calls on select portfolio positions.

Two important factors affecting the return of the Fund relative to the MLP Benchmarks are its accrual for taxes and its use of financial leverage through a line of credit. The Fund has a committed facility agreement with BNP Paribas Prime Brokerage Inc. to a maximum commitment amount of $230,000,000. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the changes in common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, if the prices of securities held by the Fund rise, leverage may enhance common share returns. Unlike the Fund, the MLP Benchmarks are not leveraged, nor are the returns net of an accrual for taxes. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK
MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of MLP subsidiaries that contain assets such as pipelines and storage terminals. It can also include the divestiture by some parent companies of most or all of their cyclical businesses, which leaves the parent company looking very similar to an old-fashioned pipeline utility company with a large holding in an MLP subsidiary. In our view, these diversified energy conglomerates are restructuring so their regulated infrastructure assets that have predictable cash flows may be better valued by the market. We believe this results in a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon is beginning to spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings) and a resulting higher yield. Three such "Yield-Co's" have been created in the last year and EIP expects more will be created.

The MLP asset class has experienced four initial public offerings ("IPOs") in 2014, as of May 31, 2014. In addition, there was secondary financing activity for MLPs during the reporting period as MLPs continued to fund their ongoing investments in new pipelines, processing and storage facilities. There have been 23 secondary equity offerings for MLPs, as of May 31, 2014, which raised $7.2 billion in proceeds. This compares to $20.3 billion raised in all of 2013. MLPs also found access to the public debt markets, raising $13.4 billion in 15 offerings through May 31, 2014. This compares to $19.9 billion in calendar year 2013 (source: Barclays).

The Fund continues to aim to be invested in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments, and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady dividend obligation, which is meant to be most or all of an energy company's free cash flow.

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS
MAY 31, 2014 (UNAUDITED)

   SHARES/
    UNITS                                              DESCRIPTION                                               VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
MASTER LIMITED PARTNERSHIPS - 108.5%
                GAS UTILITIES - 5.8%
      443,181   AmeriGas Partners, L.P. (a)..............................................................   $   20,997,916
      424,784   Suburban Propane Partners, L.P. (a)......................................................       19,718,473
                                                                                                            --------------
                                                                                                                40,716,389
                                                                                                            --------------
                INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
      165,700   Brookfield Renewable Energy Partners, L.P. (CAD).........................................        4,757,208
                                                                                                            --------------

                OIL, GAS & CONSUMABLE FUELS - 102.0%
      223,650   Access Midstream Partners, L.P. (a)......................................................       14,087,713
      248,401   Alliance Holdings GP, L.P. (a)...........................................................       15,972,184
      449,972   Alliance Resource Partners, L.P. (a).....................................................       40,924,953
      182,662   Buckeye Partners, L.P. (a)...............................................................       14,331,661
      902,850   El Paso Pipeline Partners, L.P. (a)......................................................       30,913,584
    1,255,921   Enbridge Energy Partners, L.P. (a).......................................................       38,933,551
      781,758   Energy Transfer Equity, L.P. (a).........................................................       39,838,388
      552,544   Energy Transfer Partners, L.P. (a).......................................................       31,119,278
    1,061,653   Enterprise Products Partners, L.P. (a)...................................................       79,432,877
      223,500   EQT Midstream Partners, L.P. (a).........................................................       18,358,290
      604,448   Holly Energy Partners, L.P. (a)..........................................................       21,361,192
      497,571   Kinder Morgan Energy Partners, L.P. (a)..................................................       37,840,275
    1,139,654   Magellan Midstream Partners, L.P. (a)....................................................       93,314,870
      254,000   MPLX, L.P. (a)...........................................................................       14,518,640
      183,200   Natural Resource Partners, L.P. (a)......................................................        2,595,944
      153,560   NGL Energy Partners, L.P. (a)............................................................        6,142,400
      125,646   NuStar Energy, L.P. (a)..................................................................        7,289,981
      206,405   NuStar GP Holdings, LLC (a)..............................................................        7,224,175
       68,000   Oiltanking Partners, L.P. (a)............................................................        6,058,800
      635,740   ONEOK Partners, L.P. (a).................................................................       35,029,274
       30,300   Phillips 66 Partners, L.P................................................................        1,834,665
      988,382   Plains All American Pipeline, L.P. (a)...................................................       55,813,932
      567,084   Spectra Energy Partners, L.P. (a)........................................................       29,743,556
      397,927   TC Pipelines, L.P. (a)...................................................................       20,692,204
      716,909   Teekay LNG Partners, L.P. (a)............................................................       31,759,069
      199,526   TransMontaigne Partners, L.P. (a)........................................................        9,902,475
      326,155   Williams Partners, L.P. (a)..............................................................       17,322,092
                                                                                                            --------------
                                                                                                               722,356,023
                                                                                                            --------------
                TOTAL MASTER LIMITED PARTNERSHIPS........................................................      767,829,620
                (Cost $331,605,265)                                                                         --------------

COMMON STOCKS - 47.7%

                ELECTRIC UTILITIES - 7.2%
      102,100   Emera, Inc. (CAD)........................................................................        3,204,338
      661,200   ITC Holdings Corp. (a)...................................................................       24,199,920
       50,000   NextEra Energy, Inc......................................................................        4,868,000
      115,000   Northeast Utilities......................................................................        5,221,000
      257,600   NRG Yield, Inc., Class A.................................................................       12,084,016
       25,000   Southern (The) Co........................................................................        1,094,500
                                                                                                            --------------
                                                                                                                50,671,774
                                                                                                            --------------


                             See Notes to Financial Statements            Page 5

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

   SHARES/
    UNITS                                              DESCRIPTION                                               VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
COMMON STOCKS (CONTINUED)
                GAS UTILITIES - 5.6%
       48,300   Atmos Energy Corp. (a)...................................................................   $    2,419,830
      137,300   Laclede Group, Inc. (a)..................................................................        6,409,164
      362,323   Questar Corp.............................................................................        8,721,115
      459,230   UGI Corp.................................................................................       22,350,724
                                                                                                            --------------
                                                                                                                39,900,833
                                                                                                            --------------
                MULTI-UTILITIES - 8.2%
      246,743   Dominion Resources, Inc..................................................................       17,015,397
      209,200   National Grid PLC, ADR...................................................................       15,633,516
      485,700   NiSource, Inc............................................................................       18,150,609
       50,000   Sempra Energy............................................................................        5,017,500
       50,000   Wisconsin Energy Corp....................................................................        2,276,000
                                                                                                            --------------
                                                                                                                58,093,022
                                                                                                            --------------
                OIL, GAS & CONSUMABLE FUELS - 26.3%
      291,067   Enbridge Energy Management, LLC (a) (b)..................................................        8,682,528
      251,700   Enbridge Income Fund Holdings, Inc. (CAD)................................................        6,383,611
      191,330   Enbridge, Inc............................................................................        9,086,262
      200,000   Inter Pipeline, Ltd. (CAD)...............................................................        5,860,002
      177,480   Keyera Corp. (CAD).......................................................................       12,019,143
      655,084   Kinder Morgan Management, LLC (a) (b)....................................................       47,211,904
      520,600   Kinder Morgan, Inc.......................................................................       17,382,834
      299,000   Pembina Pipeline Corp. (CAD).............................................................       11,805,026
      330,750   Spectra Energy Corp......................................................................       13,421,835
      475,991   TransCanada Corp.........................................................................       22,204,980
      683,158   Williams (The) Cos., Inc.................................................................       32,081,100
                                                                                                            --------------
                                                                                                               186,139,225
                                                                                                            --------------
                REAL ESTATE INVESTMENT TRUSTS - 0.4%
      422,512   CorEnergy Infrastructure Trust...........................................................        3,037,861
                                                                                                            --------------
                TOTAL COMMON STOCKS......................................................................      337,842,715
                (Cost $251,028,397)                                                                         --------------

                TOTAL INVESTMENTS - 156.2%...............................................................    1,105,672,335
                (Cost $582,633,662) (c)                                                                     --------------


  NUMBER OF
  CONTRACTS                                            DESCRIPTION                                               VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN - (0.7%)

                Dominion Resources, Inc. Calls
        2,448   @ $75.00 due July 2014...................................................................          (17,136)
                                                                                                            --------------

                Enbridge, Inc. Call
        1,472   @  45.00 due July 2014...................................................................         (426,880)
           64   @  47.50 due July 2014...................................................................           (6,991)
                                                                                                            --------------
                                                                                                                  (433,871)
                                                                                                            --------------



Page 6                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

  NUMBER OF
  CONTRACTS                                            DESCRIPTION                                               VALUE
-------------   -----------------------------------------------------------------------------------------   --------------
CALL OPTIONS WRITTEN (CONTINUED)
                Kinder Morgan, Inc. Calls
        3,140   @ $40.00 due June 2014...................................................................   $      (9,420)
          900   @  35.00 due September 2014.............................................................          (48,600)
        1,100   @  40.00 due September 2014.............................................................          (11,000)
                                                                                                            --------------
                                                                                                                   (69,020)
                                                                                                            --------------
                National Grid PLC, ADR Calls
        2,070   @  70.00 due September 2014..............................................................         (879,750)
                                                                                                            --------------

                NextEra Energy, Inc. Call
          500   @  110.00 due September 2014.............................................................          (15,000)
                                                                                                            --------------

                NiSource, Inc. Calls
        1,444   @  36.00 due July 2014...................................................................         (249,090)
        1,400   @  37.00 due July 2014...................................................................         (150,500)
                                                                                                            --------------
                                                                                                                  (399,590)
                                                                                                            --------------
                Northeast Utilities Calls
          700   @  45.00 due July 2014...................................................................          (80,500)
          400   @  50.00 due October 2014................................................................          (10,000)
                                                                                                            --------------
                                                                                                                   (90,500)
                                                                                                            --------------
                Questar Corp. Calls
          620   @  25.00 due July 2014...................................................................           (9,300)
        1,500   @  25.00 due October 2014................................................................          (56,250)
          800   @  26.00 due October 2014................................................................          (20,000)
                                                                                                            --------------
                                                                                                                   (85,550)
                                                                                                            --------------
                Sempra Energy Call
          500   @  105.00 due October 2014...............................................................          (72,500)
                                                                                                            --------------

                Spectra Energy Corp. Calls
        1,478   @  39.00 due June 2014...................................................................         (254,955)
        1,800   @  42.00 due July 2014...................................................................          (54,000)
                                                                                                            --------------
                                                                                                                  (308,955)
                                                                                                            --------------
                TransCanada Corp. Calls
          560   @  47.50 due June 2014...................................................................           (6,924)
        1,100   @  50.00 due August 2014.................................................................          (13,750)
        2,000   @  50.00 due November 2014...............................................................         (105,000)
                                                                                                            --------------
                                                                                                                  (125,674)
                                                                                                            --------------
                UGI Corp. Calls
        2,500   @  45.00 due July 2014...................................................................         (937,500)
        2,000   @  50.00 due October 2014................................................................         (180,000)
                                                                                                            --------------
                                                                                                                (1,117,500)
                                                                                                            --------------
                Williams (The) Cos., Inc. Calls
        2,500   @  44.00 due June 2014...................................................................         (730,000)
        2,500   @  47.00 due July 2014...................................................................         (245,000)
        1,800   @  44.00 due August 2014.................................................................         (589,500)
                                                                                                            --------------
                                                                                                                (1,564,500)
                                                                                                            --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2014 (UNAUDITED)

                                                       DESCRIPTION                                               VALUE
                -----------------------------------------------------------------------------------------   --------------

                TOTAL CALL OPTIONS WRITTEN...............................................................   $   (5,179,546)
                (Premiums received $2,037,538)                                                              --------------

                OUTSTANDING LOAN - (29.0%)...............................................................     (205,400,000)
                NET OTHER ASSETS AND LIABILITIES - (26.5%)...............................................     (187,183,109)
                                                                                                            --------------
                NET ASSETS - 100.0%......................................................................   $  707,909,680
                                                                                                            --------------

----------------------------------------------------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) Non-income producing security which pays in-kind ("PIK") distributions. For the six months ended May 31, 2014, the Fund received 10,786 PIK shares of Enbridge Energy Management, LLC and 23,296 PIK shares of Kinder Morgan Managment, LLC.

(c) Aggregate cost for federal income tax purposes is $510,373,466. As of May 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $597,317,669 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,018,800.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

----------------------------------------------------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                   ASSETS TABLE

                                                                                          LEVEL 2        LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT    SIGNIFICANT
                                                         VALUE AT          QUOTED       OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                              5/31/2014         PRICES         INPUTS          INPUTS
-----------------------------------------------------  --------------  --------------  -------------   ------------
Master Limited Partnerships*......................     $  767,829,620  $ 7 67,829,620  $          --   $         --
Common Stocks*....................................        337,842,715     337,842,715             --             --
                                                       --------------  --------------  -------------   ------------
Total Investments.................................     $1,105,672,335  $1,105,672,335  $          --   $         --
                                                       ==============  ==============  =============   ============


                                                 LIABILITIES TABLE

                                                                                          LEVEL 2        LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT    SIGNIFICANT
                                                          VALUE AT         QUOTED       OBSERVABLE     UNOBSERVABLE
                                                         5/31/2014         PRICES         INPUTS          INPUTS
                                                       --------------  --------------  -------------   ------------
Call Options Written..............................     $   (5,179,546) $   (5,179,546) $          --   $         --
                                                       ==============  ==============  =============   ============


* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at May 31, 2014.


Page 8                  See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2014 (UNAUDITED)

ASSETS:
Investments, at value
    (Cost $582,633,662)........................................................................    $ 1,105,672,335
Cash...........................................................................................         18,475,093
Receivables:
    Income taxes...............................................................................            907,635
    Dividends..................................................................................            784,108
    Miscellaneous..............................................................................              1,848
    Interest...................................................................................                119
Prepaid expenses...............................................................................            106,716
                                                                                                   ---------------
    Total Assets...............................................................................      1,125,947,854
                                                                                                   ---------------
LIABILITIES:
Deferred income taxes..........................................................................        205,477,474
Outstanding loan...............................................................................        205,400,000
Options written, at value (Premiums received $2,037,538).......................................          5,179,546
Payables:
    Investment securities purchased............................................................            916,770
    Investment advisory fees...................................................................            767,203
    Offering costs.............................................................................             75,320
    Audit and tax fees.........................................................................             63,669
    Administrative fees........................................................................             61,070
    Interest and fees on loan..................................................................             37,847
    Legal fees.................................................................................             23,144
    Printing fees..............................................................................             12,527
    Transfer agent fees........................................................................              7,189
    Trustees' fees and expenses................................................................              6,534
    Custodian fees.............................................................................              4,943
    Financial reporting fees...................................................................                771
Other liabilities..............................................................................              4,167
                                                                                                   ---------------
    Total Liabilities..........................................................................        418,038,174
                                                                                                   ---------------
NET ASSETS.....................................................................................    $   707,909,680
                                                                                                   ===============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................    $   393,492,471
Par value......................................................................................            193,552
Accumulated net investment income (loss), net of income taxes..................................        (19,896,124)
Accumulated net realized gain (loss) on investments, written options and foreign currency
   transactions, net of income taxes...........................................................         (3,340,204)
Net unrealized appreciation (depreciation) on investments, written options and foreign
    currency translation, net of income taxes..................................................        337,459,985
                                                                                                   ---------------
NET ASSETS.....................................................................................    $   707,909,680
                                                                                                   ===============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................    $         36.57
                                                                                                   ===============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         19,355,214
                                                                                                   ===============



                        See Notes to Financial Statements                 Page 9

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $219,466).........................................    $     6,492,827
Interest.......................................................................................                929
                                                                                                   ---------------
    Total investment income....................................................................          6,493,756
                                                                                                   ---------------
EXPENSES:
Investment advisory fees.......................................................................          4,301,795
Interest and fees on loan......................................................................          2,299,489
Administrative fees............................................................................            341,775
Shelf offering costs...........................................................................             97,732
Printing fees..................................................................................             67,789
Audit and tax fees.............................................................................             63,865
Custodian fees.................................................................................             46,188
Legal fees.....................................................................................             24,239
Transfer agent fees............................................................................             18,242
Trustees' fees and expenses....................................................................             15,569
Financial reporting fees.......................................................................              4,625
Franchise tax..................................................................................         (1,032,416)
Other..........................................................................................             89,168
                                                                                                   ---------------
    Total expenses.............................................................................          6,338,060
                                                                                                   ---------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES......................................................            155,696
                                                                                                   ---------------
    Current state income tax benefit (expense)...................................        (2,545)
    Deferred federal income tax benefit (expense)................................    (1,417,268)
    Deferred state income tax benefit (expense)..................................     1,373,301
                                                                                 --------------
    Total income tax benefit (expense).........................................................            (46,512)
                                                                                                   ---------------
NET INVESTMENT INCOME (LOSS)...................................................................            109,184
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
    Investments................................................................................         17,642,581
    Written options ...........................................................................         (2,269,272)
    Foreign currency transactions..............................................................            (13,007)
                                                                                                   ---------------
Net realized gain (loss) before taxes..........................................................         15,360,302
                                                                                                   ---------------
    Deferred federal income tax benefit (expense)................................    (5,319,074)
    Deferred state income tax benefit (expense)..................................      (135,390)
                                                                                 --------------
    Total income tax benefit (expense).........................................................         (5,454,464)
                                                                                                   ---------------
Net realized gain (loss) on investments, written options and foreign currency transactions.....          9,905,838
                                                                                                   ---------------
Net change in unrealized appreciation (depreciation) before taxes on:

    Investments................................................................................        127,445,623
    Written options ...........................................................................         (3,436,741)
    Foreign currency translation...............................................................              4,033
                                                                                                   ---------------
Net change in unrealized appreciation (depreciation) before taxes..............................        124,012,915
                                                                                                   ---------------
    Deferred federal income tax benefits (expense)...............................   (41,727,075)
    Deferred state income tax benefits (expense).................................    (1,089,003)
                                                                                 --------------
    Total income tax benefit (expense)..........................................................       (42,816,078)
                                                                                                   ---------------
Net change in unrealized appreciation (depreciation) on investments, written options and
    foreign currency translation...............................................................         81,196,837
                                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         91,102,675
                                                                                                   ---------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................    $    91,211,859
                                                                                                   ===============


Page 10                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          SIX MONTHS
                                                                                             ENDED           YEAR
                                                                                           5/31/2014         ENDED
                                                                                          (UNAUDITED)     11/30/2013
                                                                                         -------------   -------------
OPERATIONS:
Net investment income (loss)........................................................     $     109,184   $  (2,471,916)
Net realized gain (loss)............................................................         9,905,838      22,459,085
Net change in unrealized appreciation (depreciation)................................        81,196,837      79,575,106
                                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from operations.....................        91,211,859      99,562,275
                                                                                         -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain...................................................................                --     (28,639,331)
Return of capital...................................................................       (20,613,303)     (8,528,464)
                                                                                         -------------   -------------
Total distributions to shareholders.................................................       (20,613,303)    (37,167,795)
                                                                                         -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings............................                --      92,870,400
Proceeds from Common Shares reinvested..............................................                --         661,890
Offering costs......................................................................                --        (165,000)
                                                                                         -------------   -------------
Net increase (decrease) in net assets resulting from capital transactions...........                --      93,367,290
                                                                                         -------------   -------------
Total increase (decrease) in net assets.............................................        70,598,556     155,761,770

NET ASSETS:
Beginning of period.................................................................       637,311,124     481,549,354
                                                                                         -------------   -------------
End of period.......................................................................     $ 707,909,680   $ 637,311,124
                                                                                         =============   =============
Accumulated net investment income (loss), net of income taxes.......................     $ (19,896,124)  $ (20,005,308)
                                                                                         =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................        19,355,214      16,534,978
Common Shares sold through shelf offerings..........................................                --       2,800,000
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........                --          20,236
                                                                                         -------------   -------------
Common Shares at end of period......................................................        19,355,214      19,355,214
                                                                                         =============   =============


                        See Notes to Financial Statements                Page 11

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2014 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations........      $  91,211,859
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments..........................................        (74,082,129)
     Sales, maturities and paydowns of investments.....................         65,842,715
     Proceeds from written options.....................................          3,326,648
     Amount paid to close written options..............................         (4,833,791)
     Return of capital received from investment in MLPs................         17,218,965
     Net realized gain/loss on investments and options.................        (15,373,309)
     Net change in unrealized appreciation/depreciation on
        investments and options........................................       (124,008,882)

CHANGES IN ASSETS AND LIABILITIES:
     Increase in income tax receivable.................................           (907,635)
     Increase in interest receivable...................................               (119)
     Increase in dividends receivable..................................           (197,290)
     Increase in miscellaneous receivable..............................             (1,848)
     Decrease in prepaid expenses......................................            146,294
     Decrease in other assets..........................................              1,848
     Decrease in interest and fees on loan payable.....................            (12,774)
     Decrease in income tax payable....................................           (664,527)
     Increase in investment advisory fees payable......................             78,601
     Decrease in audit and tax fees payable............................            (45,331)
     Decrease in legal fees payable....................................             (1,596)
     Decrease in printing fees payable.................................            (21,363)
     Increase in administrative fees payable...........................              5,002
     Decrease in custodian fees payable................................            (48,410)
     Increase in transfer agent fees payable...........................              4,075
     Increase in Trustees' fees and expenses payable...................              1,060
     Increase in deferred income tax payable...........................         48,314,963
     Increase in other liabilities payable.............................              1,279
                                                                             -------------
CASH PROVIDED BY OPERATING ACTIVITIES..................................                         $   5,954,305
                                                                                                -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from return of capital.......        (20,613,303)
     Offering costs....................................................            (35,000)
                                                                             -------------
CASH USED IN FINANCING ACTIVITIES......................................                           (20,648,303)
                                                                                                -------------
Decrease in cash (a)...................................................                           (14,693,998)
Cash and foreign currency at beginning of period.......................                            33,169,091
                                                                                                -------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD.............................                         $  18,475,093
                                                                                                =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees......................                         $   2,312,263
                                                                                                =============
Cash paid during the period for taxes..................................                         $     541,841
                                                                                                =============



--------------------------------------------------------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(39).


Page 12                 See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS
                                                  ENDED           YEAR          YEAR          YEAR            YEAR          YEAR
                                                5/31/2014         ENDED         ENDED         ENDED           ENDED         ENDED
                                               (UNAUDITED)     11/30/2013    11/30/2012    11/30/2011      11/30/2010    11/30/2009
                                               ------------    -----------   -----------   -----------     -----------   -----------
Net asset value, beginning of period.......     $   32.93       $   29.12     $   27.31     $   25.95       $   20.20     $   14.68
                                                ---------       ---------     ---------     ---------       ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)...........          0.01           (0.14)        (0.07)        (0.25)          (0.07)        (0.24)
Net realized and unrealized gain (loss)....          4.70            6.01          3.70          3.45 (b)        7.51          7.43
                                                ---------       ---------     ---------     ---------       ---------     ---------
Total from investment operations...........          4.71            5.87          3.63          3.20            7.44          7.19
                                                ---------       ---------     ---------     ---------       ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain..........................            --           (1.60)        (1.64)        (0.68)          (0.27)        (0.35)
Return of capital..........................         (1.07)          (0.47)        (0.32)        (1.19)          (1.52)        (1.41)
                                                ---------       ---------     ---------     ---------       ---------     ---------
Total distributions to Common
  Shareholders.............................         (1.07)          (2.07)        (1.96)        (1.87)          (1.79)        (1.76)
                                                ---------       ---------     ---------     ---------       ---------     ---------
Premiums from shares sold in Common
  Share offering...........................            --            0.01          0.14          0.03            0.10          0.09
                                                ---------       ---------     ---------     ---------       ---------     ---------
Net asset value, end of period.............     $   36.57       $   32.93     $   29.12     $   27.31       $   25.95     $   20.20
                                                =========       =========     =========     =========       =========     =========
Market value, end of period................     $   35.02       $   32.38     $   30.69     $   27.45       $   26.30     $   22.30
                                                =========       =========     =========     =========       =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (c)..         14.67%          20.41%        14.01%        12.61% (d)      38.65%        51.03%
                                                =========       =========     =========     =========       =========     =========
TOTAL RETURN BASED ON MARKET VALUE (c).....         11.68%          12.34%        19.50%        11.73%          27.29%        70.20%
                                                =========       =========     =========     =========       =========     =========

--------------------

Net assets, end of period (in 000's).......     $ 707,910       $ 637,311    $ 481,549      $ 385,326       $ 291,189     $ 136,520
Portfolio turnover rate................                 6%             25%          26%            16%             20%           43%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred
  income taxes (e).........................         16.68% (f)      11.34%        9.49%          8.70%          20.24%        25.79%
Excluding current and deferred
  income taxes.............................          1.93% (f)       1.85%        2.25%          2.41%           2.71%         3.32%
Excluding current and deferred
  income taxes and interest expense........          1.23% (f)       1.41%        1.79%          1.91%           1.98%         2.32%

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio
  before tax expenses......................          0.05% (f)      (0.64)%      (0.36)%        (1.40)%         (0.47)%      (2.37)%
Net investment income (loss) ratio including
  tax expenses (e).........................        (14.69)%(f)     (10.12)%      (7.59)%        (7.69)%        (17.99)%     (24.84)%

Senior Securities:
Total loan outstanding (in 000's)..........     $  205,400      $  205,400   $  170,400     $  137,900      $   90,000    $   45,000
Asset coverage per $1,000 senior
  indebtedness (g).........................     $    4,446      $    4,103   $    3,826     $    3,794      $    4,235    $    4,034

--------------------

(a)   Based on average shares outstanding.

(b)   Reimbursement from the Sub-Advisor represents less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) During the year ended November 30, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error. The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f)   Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


                        See Notes to Financial Statements                Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FEN on the NYSE MKT.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's investments are valued as follows:

       Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

       Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Securities traded in the over-the-counter market are valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

       Swaps are valued utilizing quotations provided by a third party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write
(sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $20,613,303 paid during the six months ended May 31, 2014, are anticipated to be characterized as return of capital for federal income tax purposes. However, the ultimate determination of the character of the distributions will be made after the 2014 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

E. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the six months ended May 31, 2014, distributions of $19,381,198 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)......  $           --
Current state income tax benefit (expense)........          (2,545)
Current foreign income tax benefit (expense)......              --
Deferred federal income tax benefit (expense) ....     (48,463,417)
Deferred state income tax benefit (expense) ......         148,908
                                                    --------------
Total income tax benefit (expense) ...............  $  (48,317,054)
                                                    ==============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. The Fund's 2014 income tax provision includes a full valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of May 31, 2014 are as follows:


Deferred tax assets:
Federal net operating loss........................  $    4,941,608
State net operating loss..........................       1,836,769
State income taxes................................       1,826,308
Capital loss carryforward.........................              --
Other.............................................         203,142
                                                    --------------
Total deferred tax assets.........................       8,807,827
Less: valuation allowance.........................      (1,836,769)
                                                    --------------
Net deferred tax assets...........................  $    6,971,058
                                                    ==============
Deferred tax liabilities:
Unrealized gains on investment securities.........  $ (212,448,532)
                                                    --------------
Total deferred tax liabilities....................    (212,448,532)
                                                    --------------
Total net deferred tax liabilities................  $ (205,477,474)
                                                    ==============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..........  $   48,835,120
State income taxes, net ..........................        (383,683)
Change in valuation allowance.....................         443,917
Other.............................................        (578,300)
                                                    --------------
Total.............................................  $   48,317,054
                                                    ==============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of May 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)

foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust Advisors L.P. ("First Trust"), the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's Sub-Advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended May 31, 2014, were $73,863,304 and $65,842,715, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:


                                                      NUMBER
                                                        OF
WRITTEN OPTIONS                                      CONTRACTS      PREMIUMS
------------------------------------------------------------------------------
Options outstanding at November 30, 2013......          35,777    $  2,009,237
Options Written...............................          55,695       3,326,648
Options Expired...............................         (26,129)     (1,518,602)
Options Exercised.............................          (8,890)       (740,655)
Options Closed................................         (19,157)     (1,039,090)
                                                    ----------    ------------
Options outstanding at May 31, 2014...........          37,296    $  2,037,538
                                                    ==========    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)

The following table presents the types of derivatives held by the Fund at May 31, 2014, the location of these instruments as presented on the Statement of Assets and Liabilities and the primary underlying risk exposure.

                                             ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                  ---------------------------------------  ---------------------------------------
                  DERIVATIVE       STATEMENT OF ASSETS AND                  STATEMENT OF ASSETS AND
RISK EXPOSURE     INSTRUMENT        LIABILITIES LOCATION      FAIR VALUE     LIABILITIES LOCATION      FAIR VALUE
-------------   ---------------   -------------------------  ------------  -------------------------  ------------
Equity Risk     Written Options   Options written, at value       --       Options written, at value  $  5,179,546


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended May 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
----------------------------------------------------------------------------------
EQUITY RISK EXPOSURE

Net realized gain (loss) before taxes on written options             $ (2,269,272)
Net change in unrealized gain (loss) before taxes on written options   (3,436,741)


                                 6. BORROWINGS

The Fund entered into a committed facility agreement (the "Committed Facility Agreement") with BNP Paribas Prime Brokerage Inc. ("BNP") that had a maximum commitment amount of $230,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the Committed Facility Agreement except upon 180 calendar days' prior notice. Effective July 24, 2013, $52,500,000 of the commitment was converted to fixed-rate financing at 3.38% for a ten year period and on October 30, 2013, an additional $50,200,000 of the commitment was converted to fixed-rate financing at 3.38% for a ten year period. In addition, under the facility, the Fund paid a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended May 31, 2014 was $205,400,000, with a weighted average interest rate of 2.12%. As of May 31, 2014, the Fund had outstanding borrowings of $205,400,000 under the Committed Facility Agreement. On the floating rate financing amount, the high and low annual interest rates for the six months ended May 31, 2014 were 0.87% and 0.85%, respectively. The weighted average interest rate at May 31, 2014 was 2.12%.

                           7. COMMON SHARE OFFERINGS

The Fund entered into an underwriting agreement with the Advisor, the Sub-Advisor, Morgan Stanley & Co., Citigroup Global Markets, Inc. and RBC Capital Markets, LLC and other underwriters on April 30, 2013 pursuant to which 2,800,000 Common Shares were sold.

Offering costs for the year ended November 30, 2013 of $165,000 related to the issuance of the Common Shares in the offering were charged to paid-in capital when the shares were issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the year ended November 30, 2013 related to the public offering are as follows:


                                           NET PROCEEDS
                 COMMON         NET          NET ASSET       RECEIVED IN
                 SHARES       PROCEEDS       VALUE OF         EXCESS OF
                  SOLD        RECEIVED      SHARES SOLD    NET ASSET VALUE
                ---------   ------------   -------------   ---------------
                2,800,000   $ 92,705,400   $  92,598,368   $       107,032



                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         9. INDUSTRY CONCENTRATION RISK

The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)


                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective June 12, 2014, the maximum commitment amount under the Committed Facility Agreement was increased to $270,000,000 and the commitment fee was changed so that it will be waived on any day on which the drawn amount is 80% or more of the maximum commitment amount.

On July 10, 2014, the Fund declared a dividend of $0.5400 per share to Common Shareholders of record on July 24, 2014, payable July 31, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund and First Trust Intermediate Duration Preferred & Income Fund was held on April 23, 2014 (the "Annual Meeting"). At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast for Mr. Keith was 16,329,453, the number of votes against was 392,359 and the number of broker non-votes was 2,613,402. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                            MAY 31, 2014 (UNAUDITED)


LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY  10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
CHAPMAN AND CUTLER LLP
111 W. MONROE STREET
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Energy Income and Growth Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 21, 2014
     ------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 21, 2014
     ------------------

* Print the name and title of each signing officer under his or her signature.